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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MAY 21, 2003
                        (DATE OF EARLIEST EVENT REPORTED)



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                        1-12534                72-1133047
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
              (Address of Registrant's Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS

         On May 21, 2003, Newfield Exploration Company (the "Company") entered into an Underwriting Agreement and related Pricing Agreement with Morgan Stanley & Co. Incorporated for the public offering, issuance and sale of 3,500,000 shares of the Company's common stock, par value $.01 per share. Morgan Stanley is the underwriter for the offering. The Underwriting Agreement and related Pricing Agreement are filed as Exhibits 1.1 and 1.2, respectively, to this report. In addition, the opinion and consent of counsel to the Company in connection with the offering are filed herewith as Exhibits 5.1 and 23.1, respectively, to this report. These exhibits are being filed in connection with the offering under the Company's effective Registration Statement on Form S-3 (File No. 333-103349).

         On May 22, 2003, the Company issued a press release announcing the offering. The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         1.1      Underwriting Agreement dated as of May 21, 2003.

         1.2 Pricing Agreement dated as of May 21, 2003 between the Company and Morgan Stanley & Co. Incorporated, as the underwriter.

         5.1      Opinion of Vinson & Elkins L.L.P.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

         99.1     Press Release dated May 22, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWFIELD EXPLORATION COMPANY



Date:  May 23, 2003               By: /s/ TERRY W. RATHERT
                                      ------------------------------------------
                                      Terry W. Rathert
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


       EXHIBIT
        NUMBER    DESCRIPTION
       -------    -----------
         1.1      Underwriting Agreement dated as of May 21, 2003.

         1.2 Pricing Agreement dated as of May 21, 2003 between the Company and Morgan Stanley & Co. Incorporated, as the underwriter.

         5.1      Opinion of Vinson & Elkins L.L.P.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

         99.1     Press Release dated May 22, 2003.